Exhibit 32.1
CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
In connection with the Quarterly Report of Fox Corporation on Form 10-Q for the fiscal quarter ended December 31, 2022, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), we, the undersigned officers of Fox Corporation, certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, that, to the best of our knowledge:
(1)The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and
(2)The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Fox Corporation.

February 8, 2023
	By:	/s/ Lachlan K. Murdoch
Lachlan K. Murdoch
Chief Executive Officer

	By:	/s/ Steven Tomsic
Steven Tomsic
Chief Financial Officer